UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 1, 2025
Date of Report (Date of earliest event reported)
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Vestis Corporation
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-41783	92-2573927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1035 Alpharetta Street, Suite 2100,
Roswell, Georgia		30075
(Address of Principal Executive Offices)		(Zip Code)
(470) 226-3655
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	VSTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition
On December 1, 2025, Vestis Corporation (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter and fiscal year ended October 3, 2025. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.
The information set forth under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description

99.1	Press release of Vestis Corporation, dated December 1, 2025, announcing results for the quarter and fiscal year ended October 3, 2025.
99.2	Supplementary materials to be used during webcast conference call on December 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vestis Corporation

Date:	December 1, 2025	By:	/s/ Kelly Janzen
		Name:	KELLY JANZEN
		Title:	Executive Vice President and Chief Financial Officer (principal financial officer)